EXHIBIT 99.6
                                                                    ------------


                                CEO CERTIFICATION


                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Harvest Energy Trust (the "Trust") and Harvest Operations Corp., Redearth Energy Inc., 1115638 Alberta Ltd., 1115650 Alberta Ltd., Harvest Sask Energy Trust, Harvest Breeze Trust No. 1., Harvest Breeze Trust No. 2, Breeze Resources Partnership (together, the "Subsidiaries") on Form 40-F/A for the fiscal year ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jacob Roorda, President of Harvest Operations Corp., certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.




         Date:  September 29, 2005         /s/ Jacob Roorda
                                           ------------------------------------
                                           Jacob Roorda
                                           President of Harvest Operations
                                           Corp.

                                                                    EXHIBIT 99.6
                                                                    ------------


                                CEO CERTIFICATION


                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Harvest Energy Trust (the "Trust") and Harvest Operations Corp., Redearth Energy Inc., 1115638 Alberta Ltd., 1115650 Alberta Ltd., Harvest Sask Energy Trust, Harvest Breeze Trust No. 1, Harvest Breeze Trust No. 2, Breeze Resources Partnership (together, the "Subsidiaries") on Form 40-F/A for the fiscal year ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jacob Roorda, President of Redearth Energy Inc., certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.




         Date:  September 29, 2005         /s/ Jacob Roorda
                                           ------------------------------------
                                           Jacob Roorda
                                           President of Redearth Energy Inc.

                                                                    EXHIBIT 99.6
                                                                    ------------



                                CEO CERTIFICATION


                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Harvest Energy Trust (the "Trust") and Harvest Operations Corp., Redearth Energy Inc., 1115638 Alberta Ltd., 1115650 Alberta Ltd., Harvest Sask Energy Trust, Harvest Breeze Trust No. 1, Harvest Breeze Trust No. 2, Breeze Resources Partnership (together, the "Subsidiaries") on Form 40-F/A for the fiscal year ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jacob Roorda, President of 1115638 Alberta Ltd., certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.




         Date:  September 29, 2005         /s/ Jacob Roorda
                                           ------------------------------------
                                           Jacob Roorda
                                           President of 1115638 Alberta Ltd.

                                                                    EXHIBIT 99.6
                                                                    ------------


                                CEO CERTIFICATION


                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Harvest Energy Trust (the "Trust") and Harvest Operations Corp., Redearth Energy Inc., 1115638 Alberta Ltd., 1115650 Alberta Ltd., Harvest Sask Energy Trust, Harvest Breeze Trust No. 1, Harvest Breeze Trust No. 2, Breeze Resources Partnership (together, the "Subsidiaries") on Form 40-F/A for the fiscal year ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jacob Roorda, President of 1115650 Alberta Ltd., certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.




         Date:  September 29, 2005         /s/ Jacob Roorda
                                           ------------------------------------
                                           Jacob Roorda
                                           President of 1115650 Alberta Ltd.

                                                                    EXHIBIT 99.6
                                                                    ------------


                                CEO CERTIFICATION


                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Harvest Energy Trust (the "Trust") and Harvest Operations Corp., Redearth Energy Inc., 1115638 Alberta Ltd., 1115650 Alberta Ltd., Harvest Sask Energy Trust, Harvest Breeze Trust No. 1., Harvest Breeze Trust No. 2, Breeze Resources Partnership (together, the "Subsidiaries") on Form 40-F/A for the fiscal year ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jacob Roorda, President of 1115650 Alberta Ltd., Trustee of Harvest Sask Energy Trust, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.




         Date:  September 29, 2005         /s/ Jacob Roorda
                                           ------------------------------------
                                           Jacob Roorda
                                           President of 1115650 Alberta Ltd.,
                                           Trustee

                                                                    EXHIBIT 99.6
                                                                    ------------


                                CEO CERTIFICATION


                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Harvest Energy Trust (the "Trust") and Harvest Operations Corp., Redearth Energy Inc., 1115638 Alberta Ltd., 1115650 Alberta Ltd., Harvest Sask Energy Trust, Harvest Breeze Trust No. 1, Harvest Breeze Trust No. 2, Breeze Resources Partnership (together, the "Subsidiaries") on Form 40-F/A for the fiscal year ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jacob Roorda, President of 1115638 Alberta Ltd., Trustee of Harvest Breeze Trust No. 1, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.




         Date:  September 29, 2005         /s/ Jacob Roorda
                                           ------------------------------------
                                           Jacob Roorda
                                           President of 1115638 Alberta Ltd.,
                                           Trustee

                                                                    EXHIBIT 99.6
                                                                    ------------


                                CEO CERTIFICATION


                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Harvest Energy Trust (the "Trust") and Harvest Operations Corp., Redearth Energy Inc., 1115638 Alberta Ltd., 1115650 Alberta Ltd., Harvest Sask Energy Trust, Harvest Breeze Trust No. 1, Harvest Breeze Trust No. 2, Breeze Resources Partnership (together, the "Subsidiaries") on Form 40-F/A for the fiscal year ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jacob Roorda, President of 1115650 Alberta Ltd., Trustee of Harvest Breeze Trust No. 2, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.




         Date:  September 29, 2005         /s/ Jacob Roorda
                                           ------------------------------------
                                           Jacob Roorda
                                           President of 1115650 Alberta Ltd.,
                                           Trustee

                                                                    EXHIBIT 99.6
                                                                    ------------


                                CEO CERTIFICATION


                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Harvest Energy Trust (the "Trust") and Harvest Operations Corp., Redearth Energy Inc., 1115638 Alberta Ltd., 1115650 Alberta Ltd., Harvest Sask Energy Trust, Harvest Breeze Trust No. 1, Harvest Breeze Trust No. 2, Breeze Resources Partnership (together, the "Subsidiaries") on Form 40-F/A for the fiscal year ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jacob Roorda, President of 1115650 Alberta Ltd., Trustee for Harvest Breeze Trust No. 2, General Partner of Breeze Resources Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.




         Date:  September 29, 2005         /s/ Jacob Roorda
                                           ------------------------------------
                                           Jacob Roorda
                                           President of 1115650 Alberta Ltd.,
                                           Trustee for Harvest Breeze Trust
                                           No. 2, General Partner of Breeze
                                           Resources Partnership